Peoples BANCORP®

Nasdaq: PEBO

Investor Presentation

4th Quarter 2015

Safe Harbor Statement

Statements in this presentation which are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. ("Peoples").

The information contained in this presentation should be read in conjunction with Peoples' Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (the "2014 Form 10-K") filed with the Securities and Exchange Commission (the "SEC") and the earnings release for the 4th quarter and full year 2015 (the "Earnings Release for 2015") included in Peoples Current Report on Form 8-K furnished to the SEC on January 29, 2015, each of which is available on the SEC's website (www.sec.gov) or at Peoples' website (www.peoplesbancorp.com). Peoples expects to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (the "2015 Form 10-K") with the SEC on or about February 26, 2016. As required by U.S. generally accepted accounting principles, Peoples is required to evaluate the impact of subsequent events through the issuance date of Peoples' consolidated financial statements as of and for the fiscal year end December 31, 2015 as part of its 2015 Form 10-K. Accordingly, subsequent events could occur that may cause Peoples to update its critical accounting estimates and to revise its financial information from that which is contained in this presentation.

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in Peoples' 2014 Form 10-K under the section, "Risk Factors" in Part I, Item 1A and in the Earnings Release for 2015. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Peoples' business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

Overview

- Profile and Investment Rationale
- 2015 Performance
- Strategy
- 2016 Performance Outlook
- Mergers & Acquisitions
- Appendix

Profile and Investment Rationale

Corporate Profile

- **Financial holding company headquartered in Marietta, Ohio.**
  - Provide a broad range of banking, insurance, and investment services
- **Current snapshot:**
  - Assets: $3.3 billion
  - Loans: $2.1 billion
  - Deposits: $2.5 billion
  - Market capitalization: $325 million
  - Assets under Management: $1.9 billion
- **Current footprint**
  - Located along major transportation routes
  - Demographics:
    - Total population: Approx. 4.1 million
    - Median income: $46,588
  - Key industries:
    - Health care
    - Manufacturing (plastics/petrochemicals)
    - Oil/gas/coal activities (shale opportunities)
    - Education and social services
    - Tourism
  - Unemployment:
    - OH: 4.7%
    - WV: 6.3%
    - KY: 5.3%
    - US: 5.0%



OH
WV
KY
Marietta
Cleveland
Beachwood
77
Mount Vernon
Coshocton
New Philadelphia
Worthington
Newark
Zanesville
Columbus
70
71
Lancaster
Centerville
33
Chillicothe
New Vienna
Hillsboro
Jackson
32
Cincinnati
50
Morgantown
79
Ashland
Huntington
Charleston
64
Pikeville

Market data as of February 4, 2016
Unemployment data as of December 2015
Financial data as of December 31, 2015

Investment Rationale

- **Unique community banking model**
  - Greater revenue diversity for a community bank our size (33% fee-based)
  - Strong community reputation and active involvement
  - Local market teams capable of outmaneuvering larger banks
  - More sophistication and product breadth than smaller banks
- **Strong, growing fee-based businesses**
  - Sizable market share in several areas
  - Prior insurance acquisitions producing steady returns
  - Potential wealth management opportunities
- **Capacity to grow our franchise**
  - Strong capital and fundamentals to support M&A strategy
  - Proven integration capabilities and scalable infrastructure
  - Passionate and talented associates
- **Committed to disciplined execution**
  - Strong, integrated enterprise risk management process
  - Focused on business line performance and contribution

2015 Performance

Peoples BANCORP®

Management Perspective

- **Results from the execution of our strategy were largely overshadowed by losses associated with one large credit relationship**
- **Positive momentum in the second half of the year**
  - Acceleration of loan production allowed achievement of annual growth target
  - Expense focus resulted in achievement of adjusted efficiency ratio of approximately 65%
- **Non-interest-bearing deposits have grown to 28% of total deposits**
- **Recent acquisitions have met performance targets with the exception of NB&T which is below expectations on loan balances**
- **Capital levels remain strong**

Summary Financials

	Metrics	YE 12/31/15	YE 12/31/14	O/(U) $	O/(U) %
Balance Sheet Highlights	Investment securities	$ 868,830	$ 713,659	$ 155,171	22%
	Gross loans	2,072,440	1,620,898	451,542	28%
	Allowance for loan losses	(16,779)	(17,881)	1,102	-6%
	Net loans	2,055,661	1,603,017	452,644	28%
	Total assets	3,258,970	2,567,769	691,201	27%
	Non-interest-bearing deposits	717,939	493,162	224,777	46%
	Interest-bearing deposits	1,818,005	1,439,912	378,093	26%
	Total deposits	2,535,944	1,933,074	602,870	31%
	Stockholders' equity	419,789	340,118	79,671	23%
Income Statement	Net interest income	$ 97,612	$ 69,506	$ 28,106	40%
	Provision	14,097	339	13,758	4058%
	Other gains/(losses)	(1,059)	(33)	(1,026)	3109%
	Non-interest income	47,441	40,053	7,388	18%
	Non-interest expense	115,081	85,009	30,072	35%
	Income tax expense	3,875	7,494	(3,619)	-48%
	Net income	$ 10,941	$ 16,684	(5,743)	-34%
Key Ratio Metrics	Return on assets	0.35%	0.74%	-0.39%	-53%
	Adjusted efficiency ratio (1)(2)	67.5%	69.6%	-2.1%	-3%
	Adj. pre-provision net revenue / avg assets (1)(2)	1.34%	1.38%	0.0%	-3%

(1) Non-GAAP financial measure. See Appendix for additional information.
(2) Adjusted to exclude acquisition and other non-core expenses.

2015 Operating Expenses

Q4 Core Expenses are Down Over 6% from Q2, the First Full Quarter Reflecting NB&T



(thousands)
$23,602
$9,044
$268
$27,759
$731
$288
$25,920
$109
$83
$26,027
$838
$412
Q1 **
Q2
Q3
Q4
Core
Non-Core Acquisition (One-Time)
Non-Core Other

Peoples BANCORP

** Recognized only a partial quarter of NB&T expenses. NB&T acquisition closed March 6, 2015

2015 Loan Growth

Originated Loans have Grown by 16% Since March 31, Due in Part to Additional Production Capacity Added with NB&T Acquisition



($ in millions)
$409
$1,212
$770
$1,221
$727
$1,285
$694
$1,356
$658
$1,415
16% growth
12/31/2014
3/31/2015
6/30/2015
9/30/2015
12/31/2015
Originated
Acquired

Peoples BANCORP

12/31/15 Credit Exposure Spotlight

Direct Credit Exposure to Energy Industry Clients is Less Than 1.7% of Total Commitments, and Exposure to Large Relationships is Less Than 5% of Total Commitments

% of Total Credit Commitments
Energy Industry Exposure
(Oil/Gas/Coal)



1.68%
98.32%
Other
Energy

% of Total Credit Commitments
Large Relationship Exposure
(Relationships > $15 MM)



4.45%
95.55%
Other
Relationships > $15 MM

Loan and Deposit Composition

Loan Portfolio



Deposit Account OD 0.1%
Construction 3.7%
HELOCs 5.1%
Consumer 11.3%
CRE 35.5%
Residential Real Estate 27.3%
C&I 17.0%

Deposit Portfolio



Non-Interest Bearing Demand 28.3%
Retail CDs 17.7%
MMDA 15.5%
Public Funds 10.9%
Savings 16.3%
Brokered CDs 1.3%
Interest-Bearing Demand 9.9%

Data as of December 31, 2015

Peoples BANCORP

Insurance & Investment Income Composition

Insurance Revenue



Other
1.9%
Performance based
11.8%
Life & Health
12.8%
P&C Personal Lines
13.2%
P&C Commercial Lines
60.3%

Investment Revenue



Employee Benefits
14.2%
Brokerage
27.4%
Fiduciary
58.4%

FY 2015 Revenues

2015 Talent Improvements

- Reshaped and enhanced executive team
- Added production talent to complement and leverage acquisitions, and to accelerate growth
- Continue to evaluate and improve talent to keep pace with growing organization
- Rotation of high potential employees to add depth and bench strength

2015 Business Performance Highlights

- **Commercial Banking**
  - Commercial loans were up $18 million (annualized rate of >6%) in Q4
  - Strong pipeline with $54 million in scheduled fundings in Q1 2016
  - $20 million lending "house limit" although legal limit is over $40 million
- **Retail Banking**
  - Non-interest bearing DDA now at 25% of total deposits, up from 22% a year ago
  - $50 million or 44% indirect loan growth compared to a year ago
- **Insurance**
  - Commercial Property & Casualty lines comprising 60% of revenue
  - Expanding Life & Health segment comprising 13% of revenue
  - Completed agency acquisition in Lebanon, OH in Q3
- **Trust and Investments**
  - $1.9 billion in assets under management
  - Retirement planning, 401(k) administration, brokerage and trust services
  - YTD revenue growth of 25% year over year

Strategy

Strategic Road Map

"Best Community Bank in America"

- Commitment to Performance and Shareholder Returns
- Great Place to Work
- Great Place to Bank
- Meaningful Impact on Our Communities

Responsible Risk Management	Extraordinary Client Experience	Profitable Revenue Growth	Superior Workforce
• Our Way of Life • Asset Quality • Compliance / Regulatory • Operational Risk • Information Security • Change Management • Execution Risk • Reputational Risk	• Broad Delivery Channels • Delight the Customer • Knowledgeable, Caring Associates Consistently Delivering Competent Advice / Solutions • Consistent Experience at Every Touch Point • DWYSYWD	• M & A • Sales & Service Process • Define the Ideal Client Profile for New Relationships • Best Client Retention • Relationship Reviews; Value Added • Deepen Relationships / Cross Sell • Understand Customer Needs • Seek Client Referrals	• Right People / Right Job • Appetite for Winning • Culture of Learning • Coaching / Development • No Whiners / No Excuses • Accountability / Performance Metrics • Reward / Recognition

How we do it:

1. **Create a Winning Culture:** Embrace change / active learners / help each other win / communicate effectively
2. **Human Capital Development:** Define the behaviors and goals / provide the training / measure / coach / reward
3. **Pricing Discipline:** Focus on the risk-adjusted margin / fair prices, fair returns
4. **Operating Efficiencies:** Quest for continuous improvement / revenue growth faster than expense growth
5. **Merger Integration:** Manage the risk / retain and grow the revenue / lower the cost / delight the community

Strategic Priorities

Positive Operating Leverage	• Primary emphasis on revenue growth • Disciplined expense management • Expand revenue vs. expense growth gap beyond 2% • Target efficiency ratio below 65%
Superior Asset Quality	• Balance growth with prudent credit practices • Improve diversity within the loan portfolio • Preserve key metrics superior to most of our peers
High Quality Balance Sheet	• Adjust earning asset mix by shifting investments to loans • Achieve meaningful loan growth each year • Maintain emphasis on core deposit growth • Prudent use of capital (dividends & acquisitions)

Strategic Targets

	Metrics	Actual 2013	Actual 2014	Actual 2015	5-Year Strategic Target Range
Positive Operating Leverage	Net interest margin (FTE)	3.23%	3.45%	3.53%	3.60% to 3.80%
	Total revenue growth	3.53%	18.31%	32.40%	5% to 8%
	Total expense growth	7.55%	24.52%	35.38%	3% to 6%
	Non-interest income to total revenue	40.19%	36.56%	32.71%	35% to 40%
	Efficiency (1)	71.91%	75.37%	75.50%	58% to 62%
Superior Asset Quality	NPAs to total loans + OREO	0.67%	0.75%	0.98%	0.70% to 1.00%
	Net charge-offs to average loans	-0.35%	-0.03%	0.78%	0.30% to 0.50%
High Quality Balance Sheet	Loans to total assets	58.09%	63.12%	63.59%	60% to 70%
	Deposits to total funding	87.04%	87.85%	90.25%	80% to 90%
	Tier 1 capital	12.42%	14.32%	13.68%	10% to 13%
	TE to tangible assets (1)	7.26%	9.39%	8.69%	7.50% to 8.50%
Execute on Strategies	Return on equity	7.92%	6.16%	2.69%	Over 10%
	Return on assets	0.91%	0.74%	0.35%	Over 1%
	Pre-provision net revenue to assets (1)	1.26%	1.10%	0.96%	Over 1.80%
	Revenue vs. expense growth gap	-4.02%	-6.21%	-2.98%	Over 2%
	Dividend payout (2)	33.20%	43.10%	96.35%	30% to 40%

(1) Non-GAAP financial measure. See Appendix

(2) Dividend data reflects amounts declared with respect to earnings for the period indicated.

Current 5 Year Strategy Planning Period = 2015-2019

Strategic Capabilities

Online Channel	Chase	Wells Fargo	Bank of America	PNC	Huntington	PEOPLES BANCORP	City National	Community Trust	Wes-Banco	Park National	United Bank
Bill Pay	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Online Account Opening	Yes	Yes	Yes	Yes	Yes	Yes ★	Yes	No	No	No	No
Online Loan Applications	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	No	No
Online Financial Management	No	Yes	Yes	Yes	Yes	Yes ★	No	No	No	No	Yes
ACH, Wires Stop Payments	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Positive Pay	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	No	Yes	Yes
Tax Services	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	No	Yes
P2P Payments	Yes	Yes	Yes	Yes	No	Pending	No	No	No	No	No
Online Chat	No	No	Yes	No	Yes	Yes ★	No	No	No	No	No
Mobile Channel											
Text Alerts	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Bill Pay-Specific to Mobile	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
iPhone/iPad/Andriod Apps	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Text Banking	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Mobile Deposit Capabilities	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes	Yes	Yes
Business Support Center	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	Yes	No
Social Media Channel											
Facebook	Yes	Yes	Yes	Yes	Yes	Yes ★	Yes	No	No	Yes	No
Twitter	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes	Yes	No
YouTube	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	Yes	Yes
LinkedIn	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Other Channels											
Prepaid Debit Card	Yes	Yes	No	Yes	No	Yes ★	No	Yes	No	Yes	No
Prepaid Gift Card	No	Yes	No	Yes	No	Yes	No	Yes	Yes	No	Yes
Employer-Loaded Pay Cards	Yes	Yes	No	Yes	No	Yes ★	No	No	No	No	No

★ Indicates Peoples has advantage over Community Bank group

Peoples BANCORP

Information accurate as of January 2016

2016 Performance Outlook

2016 Outlook

- **Maintain efficiency ratio below 65%**
  - Core expenses beat quarterly run rate target of $26.5 million in Q4 providing an adjusted ratio of 64.7%
  - Targeting efficiency ratio slightly below 65% in 2016, driven primarily by continuation of expense management initiatives
- **Continue driving organic loan growth**
  - 2015 loan growth was 7%
  - Targeted 2016 growth of 6% - 8% will be a key driver of revenues in 2016
- **Sustain net interest margin at current level**
  - Q4 margin was 3.56%, including 16 bp of accretion from acquisitions
  - Expecting 2016 margin in the low 350s as accretion from acquisitions continues to taper

2016 Outlook

- **Return to top-quartile asset quality**
  - 2016 net charge-off rate forecasted at 15 – 25 bp, well below historical average of 30 – 40 bp
- **Continue executing on acquisition strategy**
  - Primarily focused on insurance and investment opportunities in 2016 to build fee-based revenue. Aiming to move fee-based revenue contribution toward strategic target of between 35 and 40% of revenues
  - Explore small bank opportunities until stock price returns to more reasonable valuation levels
- **Maintain strong dividend payout ratio**
  - Continue paying out 30 – 40% of earnings

Mergers & Acquisitions

Recent Acquisition History (2012-2015)

- **6 Bank Deals Adding $1.4 Billion in Assets**
  - Built geographic distribution (37 branches) into better markets
  - Used acquisition to hire talent from larger regional competitors
  - Achieved cost save targets on all deals, and earnings targets on 5 of the 6
    - NB&T behind target due to unanticipated initial loan runoff. Anticipate being back on track by year-end 2016
- **6 Insurance Deals and 3 Investment Deals Adding $4.3 Million in Fee Income**
  - 18th largest bank owned insurance business
  - Expanded insurance capabilities by acquiring a benefits company
  - Acquired investment professionals in complementary geographies

Recent Acquisition History (2012-2015)

Date	Bank Deals	Insurance Deals	Investment Deals
6/1/2012			Undisclosed Advisor Book $0.4 MM
9/1/2012			Undisclosed Advisor Book $0.3 MM
09/14/12	Sistersville Bancorp $47 MM Assets, 2 Branches		
01/02/13		Pikeville Insurance Agency $1.5 MM Revenue	
04/05/13		McNelly Insurance Agency $0.5 MM Revenue	
05/05/13		Jackson Insurance Brokerage $0.5 MM Revenue	
05/05/13		Freedom Choice Benefits Group $0.2 MM Revenue	
10/11/13	Ohio Commerce Bank $122 MM Assets, 1 Branch		
05/30/14	Midwest Bancshares $92 MM Assets, 2 Branches		
08/22/14	Ohio Heritage Bancorp $240 MM Assets, 6 Branches		
08/25/14		Chrisman Agency $0.2 MM Revenue	
10/24/14	North Akron Savings Bank $144 MM Assets, 4 Branches		
03/06/15	NB&T Financial Group $710 MM Assets, 22 Branches		
07/24/15		Hedges Gallery of Insurance $0.5 MM Revenue	
01/06/16			Undisclosed Advisor Book $0.2 MM

Target Growth Areas



OH
Marietta
KY

I-70 Expansion

- High growth potential
- Recently added new talent

I-77 Expansion

- Bank opportunities
- Wealth management and insurance opportunities

Southwest Ohio

- Wealth management or insurance opportunities to complement NB&T
- Attractive growth and market dynamics

Footprint Development

- Increase market share in all areas
- Insurance & wealth management expansion potential

Morgantown Potential

- Minimal community banks
- Nearly 30,000 people

Kentucky Expansion

- Bank opportunities in other parts of the state

I-64 Expansion

- Insurance & wealth management growth opportunities
- Explore banking opportunities

Peoples BANCORP

M&A Strategy

- Optimize and expand our current footprint
- Use M&A to augment organic growth
- Target markets with characteristics similar to existing franchise
- Target opportunities that align to and complement our strategy
- Target franchises that provide cultural fit
- Target transactions that meet return on investment thresholds and improve shareholder returns

Appendix

Annual Financial Summary

	Metrics	FY 2013	FY 2014	FY 2015
Financial Performance	Diluted EPS	$1.63	$1.35	$0.61
	Return on common equity	7.92%	6.16%	2.69%
	Return on assets	0.91%	0.74%	0.35%
	Pre-provision net revenue to assets (1)	1.26%	1.10%	0.96%
	Net interest margin (FTE)	3.23%	3.45%	3.53%
	Core net interest margin (FTE) (2)	3.19%	3.32%	3.36%
	Efficiency ratio (1)	71.91%	75.37%	75.50%
	Adjusted efficiency ratio (3)	70.23%	69.55%	67.49%
Capital	Tier 1 capital	12.42%	14.32%	13.68%
	Total capital	13.78%	15.48%	14.55%
	TE to TA (1)	7.26%	9.39%	8.69%
	TBV per share (1)	$13.57	$15.57	$14.68
Asset Quality	NPAs to loans + OREO	0.67%	0.75%	0.98%
	NPAs to TE + ALLL	5.01%	4.88%	7.05%
	ALLL to originated loans	1.58%	1.48%	1.19%
	Net c/o's to avg loans	-0.35%	-0.03%	0.78%
	Loan loss prov to avg loans	-0.42%	0.02%	0.72%

(1) Non-GAAP financial measure. See Appendix
(2) Excluding the accretion income, net of amortization expenses, from acquisitions
(3) Excluding acquisition and other non-core expenses

Peoples BANCORP

Quarterly Financial Summary

	Metrics	4Q 2014	1Q 2015	2Q 2015	3Q 2015	4Q 2015
Financial Performance	Diluted EPS	$0.28	($0.04)	$0.27	$0.22	$0.14
	Return on common equity	5.03%	-0.78%	4.69%	3.89%	2.42%
	Return on assets	0.66%	-0.10%	0.61%	0.51%	0.32%
	Pre-provision net revenue to assets (1)	0.99%	0.00%	0.99%	1.40%	1.31%
	Net interest margin (FTE)	3.53%	3.46%	3.46%	3.55%	3.56%
	Core net interest margin (FTE) (2)	3.33%	3.28%	3.31%	3.37%	3.40%
	Efficiency ratio (1)	76.55%	96.71%	74.20%	65.81%	67.94%
	Adjusted efficiency ratio (3)	69.42%	68.78%	71.46%	65.30%	64.69%
Capital	Tier 1 capital	14.32%	14.07%	13.98%	13.77%	13.68%
	Total capital	15.48%	15.04%	14.99%	14.97%	14.55%
	TE to TA (1)	9.39%	8.61%	8.73%	8.88%	8.69%
	TBV per share (1)	$15.57	$14.53	$14.52	$14.86	$14.68
Asset Quality	NPAs to loans + OREO	0.75%	0.68%	1.25%	1.29%	0.98%
	NPAs to TE + ALLL	4.88%	4.63%	8.87%	8.92%	7.05%
	ALLL to originated loans	1.48%	1.48%	1.42%	1.72%	1.19%
	Net c/o's to avg loans	-0.05%	0.03%	0.10%	0.15%	2.63%
	Loan loss prov to avg loans	0.03%	0.08%	0.13%	1.14%	1.39%

(1) Non-GAAP financial measure. See Appendix
(2) Excluding the accretion income, net of amortization expenses, from acquisitions
(3) Excluding acquisition and other non-core expenses

Key Drivers of Shareholder Value

LTM Revenue Growth



25.4%
3.4%
5.2%
PEBO
Peers
$1-5B

NPAs to Loans and OREO



1.22%
1.10%
1.42%
PEBO
Peers
$1-5B

LTM Fee Revenue to Average Assets



1.52%
1.31%
1.11%
PEBO
Peers
$1-5B

Dividend Yield



2.58%
2.55%
1.90%
PEBO
Peers
$1-5B

Peers include: CCNE, CHCO, CNND, CTBI, FDEF, FISI, FMNB, FRME, GABC, HBNC, ISBA, LKFN, MSFG, SRCE, STBA, SYBT, THFF, TMP

$1-5B group represents all publically-traded Midwest banks with total assets between $1 and $5 billion

Source: SNL Financial as of September 30, 2015

Peoples BANCORP

Non-GAAP Measures

PRE-PROVISION NET REVENUE

Pre-provision net revenue (PPNR) represents a non-GAAP financial measure commonly used to evaluate the operating performance and trends of financial services companies, including Peoples. PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital. PPNR is defined as net interest income plus non-interest income minus non-interest expense. This measure is non-GAAP since it excludes provision for (recovery of) loan losses and all gains and/or losses included in earnings.

($ in Thousands)	2013	2014	2015
Income before income taxes	$ 29,084	$ 24,178	$ 14,816
Add: Provision for loan losses	–	339	14,097
Add: Impairment losses	–	–	–
Add: Loss on debt extinguishment	–	–	520
Add: Loss on loans held-for-sale and OREO	–	95	530
Add: Net loss on securities	–	30	–
Add: Loss on other assets	241	430	739
Less: Recovery of loan losses	4,410	–	–
Less: Net gain on debt extinguishment	–	67	–
Less: Gain on loans held-for-sale and OREO	86	27	–
Less: Gain on securities	489	428	729
Less: Gain on other assets	–	–	–
Pre-provision net revenue	**$ 24,340**	**$ 24,550**	**$ 29,973**
Average assets	$ 1,932,367	$ 2,240,534	$ 3,111,853
Pre-provision net revenue to average assets	1.26%	1.10%	0.96%

Non-GAAP Measures

PRE-PROVISION NET REVENUE

Pre-provision net revenue (PPNR) represents a non-GAAP financial measure commonly used to evaluate the operating performance and trends of financial services companies, including Peoples. PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital. PPNR is defined as net interest income plus non-interest income minus non-interest expense. This measure is non-GAAP since it excludes provision for (recovery of) loan losses and all gains and/or losses included in earnings.

($ in Thousands)	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015
Income (loss) before income taxes	$ 6,285	$ (840)	$ 7,144	$ 5,504	$ 3,008
Add: Provision for loan losses	128	350	672	5,837	7,238
Add: Loss on debt extinguishment	–	520	–	–	–
Add: Loss on loans held-for-sale and OREO	95	8	73	50	398
Add: Loss on securities	–	–	–	–	–
Add: Loss on other assets	51	575	63	1	100
Less: Recovery of loan losses	–	–	–	–	–
Less: Gain on debt extinguishment	–	–	–	–	–
Less: Gain on loans held-for-sale and OREO	–	–	–	–	–
Less: Gains on securities	238	600	11	62	56
Less: Gains on other assets	–	–	–	–	–
Pre-provision net revenue	**$ 6,321**	**$ 13**	**$ 7,941**	**$ 11,330**	**$ 10,688**
Average assets *(in millions)*	$ 2,538	$ 2,762	$ 3,220	$ 3,210	$ 3,241
Pre-provision net revenue to average assets (a)	0.99%	0.00%	0.99%	1.40%	1.31%

(a) Presented on an annualized basis

Non-GAAP Measures

EFFICIENCY RATIO

The efficiency ratio is a key financial measure used to monitor performance. The efficiency ratio is calculated as non-interest expense (less intangible amortization) as a percentage of fully tax-equivalent net interest income plus non-interest income. This measure is non-GAAP since it excludes intangible amortization and all gains and/or losses included in earnings, and uses the fully tax-equivalent net interest income.

($ in Thousands)	2013	2014	2015
Total non-interest expense	$ 68,265	$ 85,009	$ 115,081
Less: intangible amortization	807	1,428	4,077
Efficiency ratio numerator	**$ 67,458**	**$ 83,581**	**$ 111,004**
Net interest income, fully tax-equivalent	$ 56,585	$ 70,841	$ 99,590
Non-interest income	37,220	40,053	47,441
Efficiency ratio denominator	**$ 93,805**	**$ 110,894**	**$ 147,031**
Efficiency ratio	71.91%	75.37%	75.50%

Non-GAAP Measures

EFFICIENCY RATIO

The efficiency ratio is a key financial measure used to monitor performance. The efficiency ratio is calculated as non-interest expense (less intangible amortization) as a percentage of fully tax-equivalent net interest income plus non-interest income. This measure is non-GAAP since it excludes intangible amortization and all gains and/or losses included in earnings, and uses the fully tax-equivalent net interest income.

($ in Thousands)	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015
Total non-interest expense	$ 23,981	$ 32,914	$ 28,778	$ 26,112	$ 27,277
Less: intangible amortization	516	673	1,144	1,127	1,133
Efficiency ratio numerator	**$ 23,465**	**$ 32,241**	**$ 27,634**	**$ 24,985**	**$ 26,144**
Net interest income, fully tax-equivalent	$ 20,475	$ 21,830	$ 25,318	$ 26,061	$ 26,379
Non-interest income	10,178	11,508	11,926	11,906	12,101
Efficiency ratio denominator	**$ 30,653**	**$ 33,338**	**$ 37,244**	**$ 37,967**	**$ 38,480**
Efficiency ratio	76.55%	96.71%	74.20%	65.81%	67.94%

Non-GAAP Measures

Peoples uses tangible common equity ratios to evaluate the adequacy of Peoples' stockholders' equity. Such ratios represent non-GAAP financial information since the calculations exclude the impact of intangible assets acquired through acquisitions on both total stockholders' equity and total assets, and the related amortization from earning. Management believes this information is useful to investors since it facilitates the comparison of Peoples' operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-GAAP financial measures to amounts reported in Peoples' consolidated financial statements.

($ in Thousands)	2012	2013	2014	2015
Tangible Equity:				
Total stockholders' equity, as reported	$ 221,728	$ 221,553	$ 340,118	$ 419,789
Less: goodwill and other intangible assets	68,525	77,603	109,158	149,617
Less: preferred stockholders' equity	-	-	-	-
Tangible equity	$ 153,203	$ 143,950	$ 230,960	$ 270,172
Tangible Assets:				
Total assets, as reported	$ 1,918,050	$ 2,059,108	$ 2,567,769	$ 3,258,970
Less: goodwill and other intangible assets	68,525	77,603	109,158	149,617
Tangible assets	$ 1,849,525	$ 1,981,505	$ 2,458,611	$ 3,109,353
Tangible Equity to Tangible Assets Ratio:				
Tangible equity	$ 153,203	$ 143,950	$ 230,960	$ 270,172
Tangible assets	$ 1,849,525	$ 1,981,505	$ 2,458,611	$ 3,109,353
Tangible equity to tangible assets	8.28%	7.26%	9.39%	8.69%
Tangible Book Value per Share				
Tangible common equity	$ 153,203	$ 143,950	$ 230,960	$ 270,172
Common shares outstanding	10,547,960	10,605,782	14,836,727	18,404,864
Tangible book value per share	$ 14.52	$ 13.57	$ 15.57	$ 14.68

Non-GAAP Measures

Peoples uses tangible common equity ratios to evaluate the adequacy of Peoples' stockholders' equity. Such ratios represent non-GAAP financial information since the calculations exclude the impact of intangible assets acquired through acquisitions on both total stockholders' equity and total assets, and the related amortization from earning. Management believes this information is useful to investors since it facilitates the comparison of Peoples' operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-GAAP financial measures to amounts reported in Peoples' consolidated financial statements.

($ in Thousdands)	Dec 31, 2014	Mar 31, 2015	Jun 30, 2015	Sep 30, 2015	Dec 31, 2015
Tangible Equity:					
Total stockholders' equity, as reported	$ 340,118	$ 419,218	$ 418,164	$ 424,760	$ 419,789
Less: goodwill and other intangible assets	109,158	152,291	151,169	151,339	149,617
Tangible equity	$ 230,960	$ 266,927	$ 266,995	$ 273,421	$ 270,172
Tangible Assets:					
Total assets, as reported	$ 2,567,769	$ 3,253,835	$ 3,210,425	$ 3,228,830	$ 3,258,970
Less: goodwill and other intangible assets	109,158	152,291	151,169	151,339	149,617
Tangible assets	$ 2,458,611	$ 3,101,544	$ 3,059,256	$ 3,077,491	$ 3,109,353
Tangible Equity to Tangible Assets:					
Tangible equity	$ 230,960	$ 266,927	$ 266,995	$ 273,421	$ 270,172
Tangible assets	$ 2,458,611	$ 3,101,544	$ 3,059,256	$ 3,077,491	$ 3,109,353
Tangible equity to tangible assets	9.39%	8.61%	8.73%	8.88%	8.69%
Tangible Book Value per Share					
Tangible equity	$ 230,960	$ 266,927	$ 266,995	$ 273,421	$ 270,172
Common shares outstanding	14,836,727	18,374,526	18,391,575	18,400,809	18,404,864
Tangible book value per share	$ 15.57	$ 14.53	$ 14.52	$ 14.86	$ 14.68

Peoples BANCORP®

Nasdaq: PEBO

Investor Presentation

4th Quarter 2015

4th Quarter Earnings Release

Peoples BANCORP®